Exhibit 99.2 Fourth Quarter 2022

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes, adjusted operating expenses, return on net tangible assets, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 Adjustments • $16.2M in Q4 2022 and $15.8M in Q4 2021 of amortization expense from mergers and acquisitions • $0.4M in Q4 2021 of net legal accrual reversals • $1.5M in Q4 2021 of transaction fees related to MME • $0.3M in Q4 2021 of impairments 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation KNX Q4 2022 Comparative Results 1,817 1,744 4Q21 4Q22 Total Revenue (4.0%) 1,675 1,516 4Q21 4Q22 Revenue xFSC (9.5%) 342 203 4Q21 4Q22 Operating Income (40.8%) 360 219 4Q21 4Q22 Adj. Operating Inc. 1 (39.3%) 255 149 4Q21 4Q22 Net Income (41.6%) 269 161 4Q21 4Q22 Adj. Net Income 1 (40.0%) $1.52 $0.92 4Q21 4Q22 Earnings Per Share (39.5%) $1.61 $1.00 4Q21 4Q22 Adj. EPS 1 (37.9%) In m ill io ns In m ill io ns In m ill io ns Solid results in a challenging freight environment

4 Truckload 981.5 57.3 % LTL 224.2 13.1 % Logistics 247.3 14.4 % Intermodal 132.9 7.8 % Other 128.1 7.5% 1714 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes intersegment transactions 3 Includes 11,152 trailers related to leasing activities recorded within our non-reportable operating segments for the fourth quarter of 2022 Truckload Q4 2022 FY 2022 Revenue xFSR 2 $ 920.8 M $ 3,811.6 M Adjusted Op Income 1 $ 159.7 M $ 747.9 M Adjusted OR 1 82.7% 80.4% ~ 13,465 irregular and 4,757 dedicated tractors ~ 78,686 trailers 3 Intermodal Q4 2022 FY 2022 Revenue 2 $ 112.9 M $ 485.7 M Adjusted Op Income 1 $ 6.0 M $ 48.2 M Adjusted OR 1 94.7% 90.1% ~ 619 tractors, 12,490 containers Logistics Q4 2022 FY 2022 Revenue 2 $ 173.2 M $ 910.6 M Adjusted Op Income 1 $ 23.5 M $ 135.3 M Adjusted OR 1 86.4% 85.1 % Less-than-Truckload Q4 2022 FY 2022 Revenue xFSR $ 204.0 M $ 867.3 M Adjusted Op Income 1 $ 29.6 M $ 142.5 M Adjusted OR 1 85.5% 83.6% ~ Approximately 100 Service Centers ~ Terminal door count of 4,380 Q4 2022 Revenue Diversification Truckload 60% LTL 13% Logistics 11% Other 9% Intermodal 7% Segment Overview Strong margins in a muted peak season OTR 44% / Dedicated 16%

5 • 82.7% Adjusted Operating Ratio1 in Q4 2022 compared to 74.7% the previous year • 36.4% year-over-year decrease in Adjusted Operating Income1 • Largest truckload trailer fleet continues to grow and now nears 79,000 • Truckload revenue and margin negatively impacted by lack of seasonal project business and softer than normal freight demand 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q4 2022 Q4 2021 Change Average revenue per tractor $50,533 $55,288 (8.6%) Average tractors 18,222 17,955 1.5 % Average trailers 78,686 69,096 13.9 % Miles per tractor 18,655 19,540 (4.5%) Truckload Financial Metrics Q4 2022 Q4 2021 Change (Dollars in thousands) Revenue xFSC $920,817 $992,692 (7.2%) Operating income $159,366 $250,953 (36.5%) Adjusted Operating Income 1 $159,720 $251,318 (36.4%) Operating ratio 85.5% 77.3% 820 bps Adjusted Operating Ratio 1 82.7% 74.7% 800 bps Operating Performance - Truckload Truckload continuing to generate industry-leading margins

6 • 85.5% Adjusted Operating Ratio1 in Q4 2022 • $29.6M of Adjusted Operating Income1 • 7.4% increase in LTL Revenue xFSC per shipment compared to Q4 2021 • 13.3% increase in revenue xFSR per hundredweight compared to Q4 2021 LTL Operating Statistics Q4 2022 Q4 2021 Change LTL shipments per day 17,254 16,445 4.9 % LTL weight per shipment 1,053 1,110 (5.1%) LTL revenue xFSR per hundredweight $14.78 $13.05 13.3 % LTL revenue xFSR per shipment $155.66 $144.92 7.4% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q4 2022 Q4 2021 Change (Dollars in thousands) Revenue xFSC $203,996 $177,885 14.7 % Operating income $25,606 $13,700 86.9 % Adjusted Operating Income 1 $29,564 $17,326 70.6 % Operating ratio 89.8% 93.3% (350 bps) Adjusted Operating Ratio 1 85.5% 90.3% (480 bps) Operating Performance - LTL Steady improvements continue while positioning for growth

7 • 86.4% Adjusted Operating Ratio1 during the quarter, a 150 basis point improvement from the prior year; 40 basis point sequential improvement from Q3 • 22.1% Gross margin for Q4 representing a 140 basis point improvement from the prior year 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q4 2022 Q4 2021 Change Revenue per load $1,994 $2,805 (28.9%) Gross margin 22.1% 20.7% 140 bps Logistics Financial Metrics Q4 2022 Q4 2021 Change (Dollars in thousands) Revenue ex intersegment $173,155 $299,426 (42.2%) Operating income $23,133 $44,859 (48.4%) Adjusted Operating Income 1 $23,466 $45,193 (48.1%) Operating ratio 87.1% 85.3% 180 bps Adjusted Operating Ratio 1 86.4% 84.9% 150 bps Operating Performance - Logistics Logistics finding success in a tough freight environment

8 • 8.6% decrease in Revenue excluding intersegment transactions • 94.7% operating ratio during Q4 2022 compared with 81.2% the prior year • 2.5% year-over-year decrease in average revenue per load • 6.3% reduction in load counts Intermodal Operating Statistics Q4 2022 Q4 2021 Change Average revenue per load $3,358 $3,444 (2.5%) Load count 33,624 35,877 (6.3%) Average tractors 619 572 8.2 % Average containers 12,490 10,857 15.0 % Intermodal Financial Metrics Q4 2022 Q4 2021 Change (Dollars in thousands) Revenue ex intersegment $112,916 $123,564 (8.6%) Operating income $5,991 $23,247 (74.2%) Operating ratio 94.7% 81.2% 1,350 bps Operating Performance - Intermodal Soft fourth quarter Intermodal demand

9 Q4 Non-Reportable Performance: • 32.1% increase in revenue to $131.5M • ($11.6M) in operating loss ◦ ($15.4M) adjustment in third-party insurance reserves due to increased severity and frequency in full-year 2022 claims Tapping into New Growth Verticals while Diversifying 69% revenue growth in 2022 Revenue Op Income 2019 2020 2021 2022 $0M $100M $200M $300M $400M $500M $600M $(75)M $(50)M $(25)M $0M $25M $50M $75M Non Reportable Revenue and Operating Income Trends 2023 Non-Reportable Outlook: • Margin expansion and double digit revenue growth within Iron Insurance Services due to increased customers and higher premiums • Easing trailer lease demand from lower inventory overhang and muted freight conditions • Revenue and margin growth in warehousing

10 Trucking Intermodal Logistics LTL Non-Reportable 2017 2018 2019 2020 2021 2022 0% 20% 40% 60% 80% 100% FY 2018 FY2019 FY 2020 FY 2021 FY 2022 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 Percent of Adjusted Operating Income 1 Adjusted EPS 2018 - 2022 1 2017 Pro forma historical information includes the results of Swift prior to the 2017 merger. This information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X Diversification Leading to Consistent Performance Continued focus on growing LTL network and less asset intensive services while leveraging core Truckload business

11 Free Cash Flow 2018 - 2022 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 $0M $250M $500M $750M $1,000M $1,250M Full Year 2022: • Generated Free Cash Flow1 of $818.7M • Increased dividend 20% to $0.12 generating a total return to shareholders of $78.3M • Repurchased $300M of shares • Paid down $394.7M in long-term debt and leases ◦ $212.7M in long-term debt ◦ $77.0M in revolving credit facilities ◦ $62.1M in finance lease liabilities ◦ $42.9M operating lease liabilities • Significant available liquidity for M&A opportunities 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. 1 Capital Allocation Significant reduction in debt and leases while increasing value to shareholders

12 • Growing less asset intensive business ◦ Power Only ◦ Logistics ◦ Iron Services ◦ Warehousing • Acquiring businesses and improving results ◦ Swift 2017 ◦ Abilene 2018 ◦ Hayes 2020 ◦ UTXL 2021 • Expanding existing business ◦ Improving core Truckload business ◦ Building nationwide LTL network ◦ Equipment Leasing 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Adjusted Net Income RONTA FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 0% 5% 10% 15% 20% 25% $0 $200 $400 $600 $800 $1,000 KNX Creating Value for Shareholders Internal investments and acquisitions have driven a FY 2022 return on net tangible assets 1 of 19.0% ◦ AAA Cooper 2021 ◦ MME 2021 ◦ Eleos 2021

13 • Continued softness in freight demand with few non-contract opportunities through the first half of 2023 as shippers work through higher inventory levels • Freight volumes improve in the 2nd half of the year with a more typical peak season • Spot pricing troughs in Q1 and builds throughout the year • Demand continues for trailer pools • Small carriers continue to exit as a result of lower spot rates and significantly higher operating costs • LTL demand pressured but remains more stable than truckload • LTL improvement in revenue per hundredweight year-over-year • Inflationary pressures ease in many cost areas but remain elevated on a year-over-year basis • Demand in the used equipment market weakens as small carriers struggle Market Outlook 2023

14 2023 Guidance Assumptions • Truckload rates continue to be pressured with year-over-year decreases in the mid-to-high single digits before inflecting positive in the fourth quarter • Truckload tractor count stable with miles per tractor improving on a year-over-year basis in the 2nd half of the year • LTL revenue increases modestly year-over-year with relatively stable margin profile and typical seasonality • Logistics revenue per load and load volumes down from the fourth quarter to the first quarter and then improving on a sequential basis for the rest of the year • Logistics operating ratio in the high 80's to low 90's • Intermodal Operating Ratio in the mid 90's for the full year • Continued growth in revenue and operating income in non-reportable • Easing inflationary pressure on costs • Equipment gains to be in the range of $10M to $15M quarterly • Sequential increase in interest expense due to higher rates • Net cash capex for the full year 2023 expected range of $640M - $690M • Expected tax rate to be approximately 25% for the full year 2023 2023 Guidance Expected Adjusted EPS for 2023 to be in the range of $4.05 - $4.25

Appendix

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,743,623 $ 1,816,859 $ 7,428,582 $ 5,998,019 Total operating expenses (1,541,100) (1,474,623) (6,336,754) (5,032,322) Operating income $ 202,523 $ 342,236 $ 1,091,828 $ 965,697 Operating ratio 88.4% 81.2% 85.3% 83.9 % Non-GAAP Presentation Total revenue $ 1,743,623 $ 1,816,859 $ 7,428,582 $ 5,998,019 Truckload fuel surcharge (227,849) (141,518) (920,417) (466,129) Revenue, excluding truckload fuel surcharge 1,515,774 1,675,341 6,508,165 5,531,890 Total operating expenses 1,541,100 1,474,623 6,336,754 5,032,322 Adjusted for: Truckload fuel surcharge (227,849) (141,518) (920,417) (466,129) Amortization of intangibles 3 (16,208) (15,847) (64,843) (55,299) Impairments 4 — (299) (810) (299) Legal accruals 5 — (403) (415) 2,481 Transaction fees 6 — (1,479) — (4,445) Adjusted Operating Expenses 1,297,043 1,315,077 5,350,269 4,508,631 Adjusted Operating Income $ 218,731 $ 360,264 $ 1,157,896 $ 1,023,259 Adjusted Operating Ratio 85.6% 78.5% 82.2% 81.5%

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition and other acquisitions. 4 "Impairments" reflect the following non-cash impairments: • 2022 impairment of building improvements (within our non-reportable segments). • Fourth quarter 2021 impairments related to certain revenue equipment held for sale (within the non-reportable segments and Truckload segment). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • During the second and third quarters of 2022, the Company decreased the estimated exposure related to certain accrued legal matters previously identified as probable and estimable in prior periods based on recent settlement agreements. Additional 2022 legal costs relate to certain lawsuits arising from employee and contract related matters. • Third quarter 2021 reversal related to an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. Additional 2021 legal costs relate to certain class action lawsuits arising from employee and contract related matters. 6 "Transaction Fees" consisted of legal and professional fees associated with the acquisitions of UTXL, ACT, and MME. The transaction fees are included within "Miscellaneous operating expenses" in the condensed statements of comprehensive income.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2022 2021 2022 2021 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 148,701 $ 254,616 $ 771,325 $ 743,388 Adjusted for: Income tax expense attributable to Knight-Swift 42,445 72,716 249,388 230,887 Income before income taxes attributable to Knight-Swift 191,146 327,332 1,020,713 974,275 Amortization of intangibles 3 16,208 15,847 64,843 55,299 Impairments 4 — 299 810 299 Legal accruals 5 — 403 415 (2,481) Transaction fees 6 — 1,479 — 4,445 Write-off of deferred debt issuance costs 7 — — — 1,024 Adjusted income before income taxes 207,354 345,360 1,086,781 1,032,861 Provision for income tax expense at effective rate (46,177) (76,690) (265,585) (244,680) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 161,177 $ 268,670 $ 821,196 $ 788,181 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight- Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 "Write-off of deferred debt issuance costs" is included within "Other (expense) income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, 2022 2021 2022 2021 GAAP: Earnings per diluted share $ 0.92 $ 1.52 $ 4.73 $ 4.45 Adjusted for: Income tax expense attributable to Knight-Swift 0.26 0.43 1.53 1.38 Income before income taxes attributable to Knight-Swift 1.18 1.96 6.25 5.83 Amortization of intangibles 3 0.10 0.09 0.40 0.33 Impairments 4 — — — — Legal accruals 5 — — — (0.01) Transaction fees 6 — 0.01 — 0.03 Write-off of deferred debt issuance costs 7 — — — 0.01 Adjusted income before income taxes 1.28 2.06 6.66 6.18 Provision for income tax expense at effective rate (0.29) (0.46) (1.63) (1.46) Non-GAAP: Adjusted EPS $ 1.00 $ 1.61 $ 5.03 $ 4.72 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 "Write-off of deferred debt issuance costs" is included within "Other (expense) income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, Truckload Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,101,040 $ 1,107,868 $ 4,531,115 $ 4,098,005 Total operating expenses (941,674) (856,915) (3,784,534) (3,313,569) Operating income $ 159,366 $ 250,953 $ 746,581 $ 784,436 Operating ratio 85.5% 77.3% 83.5% 80.9 % Non-GAAP Presentation Total revenue $ 1,101,040 $ 1,107,868 $ 4,531,115 $ 4,098,005 Fuel surcharge (179,878) (115,001) (718,155) (415,606) Intersegment transactions (345) (175) (1,361) (1,128) Revenue, excluding fuel surcharge and intersegment transactions 920,817 992,692 3,811,599 3,681,271 Total operating expenses 941,674 856,915 3,784,534 3,313,569 Adjusted for: Fuel surcharge (179,878) (115,001) (718,155) (415,606) Intersegment transactions (345) (175) (1,361) (1,128) Amortization of intangibles 2 (354) (324) (1,325) (1,295) Impairments 3 — (41) — (41) Adjusted Operating Expenses 761,097 741,374 3,063,693 2,895,499 Adjusted Operating Income $ 159,720 $ 251,318 $ 747,906 $ 785,772 Adjusted Operating Ratio 82.7% 74.7% 80.4% 78.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions. 3 Refer to non-GAAP Reconciliation (unaudited); Adjusted Operating Ratio - footnote 4.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, LTL Segment 2 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 251,967 $ 204,402 $ 1,069,554 $ 396,308 Total operating expenses (226,361) (190,702) (942,945) (365,139) Operating income $ 25,606 $ 13,700 $ 126,609 $ 31,169 Operating ratio 89.8% 93.3% 88.2% 92.1 % Non-GAAP Presentation Total revenue $ 251,967 $ 204,402 $ 1,069,554 $ 396,308 Fuel surcharge (47,971) (26,517) (202,262) (50,523) Revenue, excluding fuel surcharge 203,996 177,885 867,292 345,785 Total operating expenses 226,361 190,702 942,945 365,139 Adjusted for: Fuel surcharge (47,971) (26,517) (202,262) (50,523) Amortization of intangibles 3 (3,958) (3,626) (15,930) (7,124) Adjusted Operating Expenses 174,432 160,559 724,753 307,492 Adjusted Operating Income $ 29,564 $ 17,326 $ 142,539 $ 38,293 Adjusted Operating Ratio 85.5% 90.3% 83.6% 88.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions.

Non-GAAP Reconciliation Quarter-to-Date December 31, Year-to-Date December 31, Logistics Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 179,333 $ 305,041 $ 920,707 $ 817,003 Total operating expenses (156,200) (260,182) (786,765) (723,083) Operating income $ 23,133 $ 44,859 $ 133,942 $ 93,920 Operating ratio 87.1% 85.3% 85.5% 88.5 % Non-GAAP Presentation Total revenue $ 179,333 $ 305,041 $ 920,707 $ 817,003 Intersegment transactions (6,178) (5,615) (10,098) (18,314) Revenue, excluding intersegment transactions 173,155 299,426 910,609 798,689 Total operating expenses 156,200 260,182 786,765 723,083 Adjusted for: Intersegment transactions (6,178) (5,615) (10,098) (18,314) Amortization of intangibles 2 (333) (334) (1,336) (765) Adjusted Operating Expenses 149,689 254,233 775,331 704,004 Adjusted Operating Income $ 23,466 $ 45,193 $ 135,278 $ 94,685 Adjusted Operating Ratio 86.4% 84.9% 85.1% 88.1 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date December 31, Year-to-Date December 31, Intermodal Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 112,916 $ 123,622 $ 485,786 $ 458,867 Total operating expenses (106,925) (100,375) (437,619) (416,807) Operating income $ 5,991 $ 23,247 $ 48,167 $ 42,060 Operating ratio 94.7% 81.2% 90.1% 90.8 % Non-GAAP Presentation Total revenue $ 112,916 $ 123,622 $ 485,786 $ 458,867 Intersegment transactions — (58) (47) (284) Revenue, excluding intersegment transactions 112,916 123,564 485,739 458,583 Total operating expenses 106,925 100,375 437,619 416,807 Adjusted for: Intersegment transactions — (58) (47) (284) Adjusted Operating Expenses 106,925 100,317 437,572 416,523 Adjusted Operating Income $ 5,991 $ 23,247 $ 48,167 $ 42,060 Adjusted Operating Ratio 94.7% 81.2% 90.1% 90.8% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.

Non-GAAP Reconciliation Return on Net Tangible Assets 1 (Unaudited) December 31, 2022 2021 (Dollars in thousands) Total Assets $ 10,951,666 $ 10,655,500 Adjusted for: Intangible assets, net (1,776,569) (1,831,049) Goodwill (3,519,339) (3,515,135) Tangible Assets $ 5,655,758 $ 5,309,316 Total Liabilities $ 3,996,385 $ 4,112,050 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (1,483,511) (1,816,141) Accounts receivable securitization (418,561) (278,483) Deferred income tax liabilities (907,893) (874,877) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 1,186,420 $ 1,142,549 Net Tangible Assets $ 4,469,338 $ 4,166,767 Average Net Tangible Assets $ 4,318,053 Adjusted Net Income $ 821,196 Return on Net Tangible Assets 19.0% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation Free Cash Flow 1 (Unaudited) Year-to-Date December 31, 2022 GAAP: Cash flows from operations $ 1,435,853 Adjusted for: Proceeds from sale of property and equipment, including assets held for sale 183,421 Purchases of property and equipment (800,563) Non-GAAP: Free cash flow $ 818,711 1 Pursuant to the requirements of Regulation G, this table reconciles cash flows from operations to Free Cash Flow.